                             LETTER OF TRANSMITTAL
                                   TO TENDER
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                          CHICAGO RIVET & MACHINE CO.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 16, 2000

         THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
          AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, APRIL 14, 2000,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Courier:
       Wall Street Station          (for Eligible Institutions only)            Receive Window
          P.O. Box 1023                      (212) 701-7636                   Wall Street Plaza
     New York, NY 10268-1023         Confirm Facsimile Transmission       88 Pine Street, 19th Floor
                                      by Telephone: (800) 245-7630            New York, NY 10005

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT
 CONSTITUTE A VALID DELIVERY. DELIVERIES TO CHICAGO RIVET WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE
                                  DEPOSITARY.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
     INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be completed only (a) if certificates representing shares are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to
Section 3 of the Offer to Purchase.

     Shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their shares and all other required documents to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account No.:
   -----------------------------------------------------------------------------

   Transaction Code No.:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------------------

   Name of Institution that Guaranteed Delivery:
   ---------------------------------------------------------------------------

   If delivery is by book-entry transfer, check box:  [ ]

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   Account No.:
   -----------------------------------------------------------------------------

   Transaction Code No.:
   -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
                                             (SEE INSTRUCTIONS 2, 3 AND 4)
------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
             PLEASE FILL IN EXACTLY AS NAME(S)                                     SHARES TENDERED
                APPEAR(S) ON CERTIFICATE(S)                         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                NUMBER(S)(1)       CERTIFICATE(S)        TENDERED(2)
                                                               ------------------------------------------------------
                                                               ------------------------------------------------------
                                                               ------------------------------------------------------
                                                               ------------------------------------------------------
                                                               ------------------------------------------------------
                                                               ------------------------------------------------------
                                                                Total Shares:
------------------------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 10.
               1st:                  2nd:                  3rd:                  4th:                  5th:
------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by shareholders tendering shares by book-entry transfers.
 (2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of such shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 (3) If you do not designate an order, then in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 10.
------------------------------------------------------------------------------------------------------------------------

                          PRICE (IN DOLLARS) PER SHARE
                                AT WHICH SHARES
                               ARE BEING TENDERED

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
           A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED
                                 MUST BE USED.

            CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

--------------------------------------------------------------------------------

                            SHARES TENDERED AT PRICE
                        DETERMINED PURSUANT TO THE OFFER

[ ] The undersigned wants to maximize the chance of having Chicago Rivet purchase all the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares and is willing to accept the purchase price determined by the Chicago Rivet in accordance with the terms of the offer. This action will result in receiving a price per share as low as $20.00 or as high as $23.00.

          ------------------------------------------------------------

                                       OR

          ------------------------------------------------------------

                                SHARES TENDERED
                       AT PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price for the shares is less than the price checked. A shareholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. THE SAME SHARES CANNOT BE TENDERED AT MORE THAN ONE PRICE. If more than one box is checked, or if no box is checked, there is no valid tender of shares.

        Price (in dollars) per share at which shares are being tendered:

[ ] 20.000    [ ] 20.875    [ ] 21.750    [ ] 22.625
[ ] 20.125    [ ] 21.000    [ ] 21.875    [ ] 22.750
[ ] 20.250    [ ] 21.125    [ ] 22.000    [ ] 22.875
[ ] 20.375    [ ] 21.250    [ ] 22.125    [ ] 23.000
[ ] 20.500    [ ] 21.375    [ ] 22.250
[ ] 20.625    [ ] 21.500    [ ] 22.375
[ ] 20.750    [ ] 21.625    [ ] 22.500

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Chicago Rivet & Machine Co., an Illinois corporation, the above-described shares of Chicago Rivet's common stock, $1.00 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 16, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, Chicago Rivet all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Chicago Rivet, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (1) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Chicago Rivet upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          (2) present certificates for the shares for cancellation and transfer on Chicago Rivet's books; and

          (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares all in accordance with the terms and subject to the conditions of the offer.

     The undersigned represents and warrants to Chicago Rivet that:

          (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

          (2) when and to the extent the shares are accepted for payment, Chicago Rivet will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and the shares will not be subject to any adverse claims;

          (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Chicago Rivet to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          (4) the undersigned has read, understands and agrees to all of the terms of the offer.

     The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Chicago Rivet upon the terms and subject to the conditions of the offer, including the undersigned's representation and warranty that (1) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (2) the tender of shares complies with Rule 14e-4. The undersigned acknowledges that under no circumstances will Chicago Rivet pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated by either (1) checking the box under the item "Shares Tendered at Price Determined Pursuant to the Offer" or (2) checking ONE of the boxes listed under the item "Shares Tendered at Price Determined by Shareholder."

     The undersigned understands that Chicago Rivet will determine a single per share price, not in excess of $23.00 nor less than $20.00, that it will pay for shares validly tendered and not withdrawn, taking into account the number of shares tendered and the prices specified by tendering shareholders. Chicago Rivet will select the lowest purchase price that will allow it to buy 225,000 shares or, if a lesser number of shares are validly tendered, all shares that are validly tendered. All shares acquired in the offer will be acquired at the same purchase price. All shares validly tendered at prices at or below the purchase price and not withdrawn will be purchased, subject to the conditions of the offer, including the proration provisions described in the Offer to Purchase. Chicago Rivet will return all shares tendered at prices in excess of the purchase price that is determined by Chicago Rivet and shares not purchased because of proration.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Chicago Rivet may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any shares tendered or may accept for payment fewer than all shares tendered.

     The undersigned understands that a tender of shares pursuant to the offer will include a tender of the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 22, 1999, between Chicago Rivet and First Chicago Trust Company of New York, as rights agent, and that no separate consideration will be paid for the rights. Unless the context otherwise requires, all references in this Letter of Transmittal to the shares includes the associated preferred stock purchase rights. For a description of the rights, see Section 7 of the Offer to Purchase.

     The undersigned understands that acceptance of shares by the Chicago Rivet for payment will constitute a binding agreement between the undersigned and Chicago Rivet upon the terms and subject to the conditions of the offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all shares purchased and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all shares purchased and/or return any certificates for shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all shares purchased and/or return any certificates evidencing shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver the check and/or return any certificates (and any accompanying documents, as appropriate) to, the person(s) indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Chicago Rivet has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name of the registered holder thereof if Chicago Rivet does not accept for payment any of the shares tendered.

                               LOST CERTIFICATES
                              (SEE INSTRUCTION 11)

[ ] Please check here if certificates for part or all of your shares have been lost, stolen, misplaced or destroyed.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS L, 6, 7 AND 8)

        To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue:  [ ] Check and/or
           [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth above:

          ------------------------------------------------------------
                                 (ACCOUNT NO.)

------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 8)

        To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] Check and/or
           [ ] Certificate(s) to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Dated:
--------------------------- , 2000

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                        --------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1 AND 6. TO
                         BE COMPLETED ONLY IF REQUIRED
                             BY SUCH INSTRUCTIONS.)

Name of Firm
           ---------------------------------------------------------------------

Authorized Signature
                ----------------------------------------------------------------

Name  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title---------------------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                        --------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     l. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if the shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. An "Eligible Institution" means (1) banks (as defined in Section 3(a) of the Federal Deposit Insurance Act); (2) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act); (3) credit unions (as defined in Section 198(1)(A) of the Federal Reserve Act); (4) national securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and (5) savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act), which, in each case, are members of an approved Signature Guarantee Medallion Program.

     2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed if share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder validly to tender shares pursuant to the offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), together with any required signature guarantees, or an Agent's Message (in connection with a book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered shares must be received by the Depositary at one of its addresses prior to the Expiration Date or (ii) shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

     Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth below and in Section 3 of the Offer to Purchase.

     Pursuant to the guaranteed delivery procedures, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Chicago Rivet, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DULY DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all of the shares represented by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date or termination of the offer. Unless otherwise indicated, all shares represented by the certificate(s) delivered to the Depositary will be deemed to have been tendered.

     5. Indication of Price at Which Shares Are Being Tendered. For shares to be validly tendered by this Letter of Transmittal, the shareholder must either:

          (a) check the box under "Shares Tendered at Price Determined Pursuant to the Offer"; OR

          (b) check the box indicating the price per share at which the shares are being tendered under "Shares Tendered at Price Determined by Shareholder."

By checking the box under "Shares Tendered at Price Determined Pursuant to the Offer" you agree to accept the purchase price determined by Chicago Rivet in accordance with the terms of the offer, which may be as low as $20.00 or as high as $23.00 per share. By checking a box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the shares being purchased if the purchase price for the shares is less than the price represented by the box you check. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of his or her share holdings at different prices must complete a separate Letter of Transmittal for each price at which the shareholder wishes to tender each portion of his or her shares. The same shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificates for shares without alteration, enlargement or any change whatsoever.

     If any of the shares tendered hereby are held of record by two or more persons, each person must sign this Letter of Transmittal.

     If any of the shares tendered hereby are registered in different names on different certificates for shares, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies of the Letter of Transmittal) as there are different registrations of certificates for shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates for shares or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) for shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates for shares or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates for such shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate for shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Chicago Rivet of the authority of such person so to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Chicago Rivet will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if such shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase.

     8. Special Payment and Delivery Instructions. If a check for the purchase price of any shares tendered hereby is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders delivering shares by book-entry transfer may request that shares not accepted for payment be credited to an account maintained at the Book-Entry Transfer Facility as may be designated by the shareholder in the box entitled "Special Payment Instructions." If no instructions are given, any shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which the shares were delivered.

     9. Irregularities. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Chicago Rivet, in its sole discretion, which determination will be final and binding on all parties. Chicago Rivet reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Chicago Rivet's counsel, be unlawful. Chicago Rivet also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares or any particular shareholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Chicago Rivet, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give notice of any defects or irregularities.

     10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on such shares purchased is long-term or short-term (depending on the holding period for such shares) and the amount of gain or loss recognized for federal income tax purposes. See Sections 1 and 13 of the Offer to Purchase.

     11. Lost, Stolen or Destroyed Certificates. If any certificate representing shares has been lost, stolen or destroyed, you should notify Chicago Rivet's transfer agent, First Chicago Trust Company of New York, at
(800)446-2617. You will then be instructed regarding the procedures to be followed in order to replace the certificate. This Letter of Transmittal and the related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

     12. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements may be obtained from the Depositary.

     13. Withholding on Foreign Shareholders. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his or her agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof, (iii) any estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust if the administration of the trust is subject to the primary supervision of a United States Court and one or more United States persons has the authority to control all substantial decisions of the trust, or if the trust has a valid election in effect to be treated as United States person. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed IRS Form W-8 BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form W-8 ECI. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8 BEN or IRS Form W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

     14. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------

SUBSTITUTE                       PART I -- Taxpayer Identification Number -- For      -------------------------------
FORM W-9                         all accounts, enter your TIN in the box at               Social Security Number
DEPARTMENT OF THE TREASURY       right. (For most individuals, this is your                         OR
INTERNAL REVENUE SERVICE         social security number. If you do not have a
                                 TIN, see Obtaining a Number in the enclosed          -------------------------------
PAYER'S REQUEST FOR TAXPAYER     Guidelines.) Certify by signing and dating           Employer Identification Number
IDENTIFICATION NUMBER ("TIN")    below. Note: If the account is in more than one   (If awaiting TIN write "Applied For")
                                 name, see the chart in the enclosed Guidelines
                                 to determine which number to give the payer.
                                ----------------------------------------------------------------------------------------
                                 PART II -- For Payees Exempt from backup Withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------------------------------------------------

CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
Guidelines.)

-------------------------------------------------------------------------------------------------------------------------
 Signature  Date ____________ , 2000
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 --------------------------------------------------------------
 --------------------------------------------------------------
               Signature                                  Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS.

      THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

      PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the offer is:

                           Georgeson Shareholder Logo

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                         17 State Street -- 10th Floor
                            New York, New York 10004

                 Banks and Brokers call collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064

                      The Dealer Manager for the offer is:

                             BMO Nesbitt Burns Logo

                            BMO NESBITT BURNS CORP.
                       111 West Monroe Street, 20th Floor
                            Chicago, Illinois 60603

                           Toll Free: (877) 377-3317
                                       12